Merrill Lynch Phoenix Fund, Inc.

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                  ***IMPORTANT NOTICE CONCERNING YOUR FUND***

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Dear Stockholder:

We are writing to inform you that the Special Meeting of Stockholders of Merrill Lynch Phoenix Fund, Inc. ("the Fund") which was adjourned until May 31, 2000, has been adjourned, once again, because we have not received enough votes to act upon the proposals. We have made several attempts to reach you by mail and/or phone in the last few weeks; however, our records indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the fund, we are asking you to please take a moment right now to submit your vote. A final meeting date has been set for June 28, 2000 and we need to receive your instructions as quickly as possible.

The Board of Directors of the Fund has carefully reviewed the proposals and for the reasons set forth in the proxy statement unanimously recommends a vote in favor of each proposal.

For your convenience, we have established three easy and quick methods by which to register your vote:


      1.   By Touch-tone:   Dial the toll free number found on your proxy
                            card and follow the simple directions.

      2.   By Internet:     Visit www.proxyvote.com and enter the 12-digit
                            control number located on your proxy card.

      3.   By Mail:         Return your executed proxy in the enclosed
                            postage paid envelope, so that it will be received by June 28, 2000.



We apologize for any inconvenience this may have caused and appreciate your anticipated response.




                                                                         OBO

                       Merrill Lynch Phoenix Fund, Inc.

------------------------------------------------------------------------------


                  ***IMPORTANT NOTICE CONCERNING YOUR FUND***

------------------------------------------------------------------------------

Dear Stockholder:

We are writing to inform you that the Special Meeting of Stockholders of Merrill Lynch Phoenix Fund, Inc. ("the Fund") which was adjourned until May 31, 2000, has been adjourned, once again, because we have not received enough votes to act upon the proposals. We have made several attempts to reach you by mail and/or phone in the last few weeks; however, our records indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the fund, we are asking you to please take a moment right now to submit your vote. A final meeting date has been set for June 28, 2000 and we need to receive your instructions as quickly as possible.

The Board of Directors of the Fund has carefully reviewed the proposals and for the reasons set forth in the proxy statement unanimously recommends a vote in favor of each proposal.


For your convenience, we have established three easy and quick methods by which to register your vote:


      1.   By Phone:        Please call Shareholder Communications
                            Corporation toll free at 1-800-611-7560.
                            Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

      2.   By Internet:     Visit www.proxyvote.com and enter the 12-digit
                            control number located on your proxy card.

      3.   By Mail:         Return your executed proxy in the enclosed
                            postage paid envelope, so that it will be received by June 28, 2000.



We apologize for any inconvenience this may have caused and appreciate your anticipated response.
                                                                       NOBO

                       Merrill Lynch Phoenix Fund, Inc.

------------------------------------------------------------------------------


                  ***IMPORTANT NOTICE CONCERNING YOUR FUND***

------------------------------------------------------------------------------

Dear Stockholder:

We are writing to inform you that the Special Meeting of Stockholders of Merrill Lynch Phoenix Fund, Inc. ("the Fund") which was adjourned until May 31, 2000, has been adjourned, once again, because we have not received enough votes to act upon the proposals. We have made several attempts to reach you by mail and/or phone in the last few weeks; however, our records indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the fund, we are asking you to please take a moment right now to submit your vote. A final meeting date has been set for June 28, 2000 and we need to receive your instructions as quickly as possible.

The Board of Directors of the Fund has carefully reviewed the proposals and for the reasons set forth in the proxy statement unanimously recommends a vote in favor of each proposal.

For your convenience, we have established three easy and quick methods by which to register your vote:


          1.   By Phone:        Please call Shareholder Communications
                                Corporation toll free at 1-800-611-7560.
                                Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

          2.   By Fax:          Simply fax your executed proxy to
                                1-800-733-1885.

          3.   By Mail:         Return your executed proxy in the enclosed
                                postage paid envelope, so that it will be received by June 28, 2000.



We apologize for any inconvenience this may have caused and appreciate your anticipated response.


                                                                       REG